Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

Note 22 – Subsequent Events

The Company evaluates events that have occurred after the balance sheet date through the date these financial statements were issued.

Related Party Debt Financing

On October 11, 2023, the Company received an advance of $25,000 from the Company’s President, Joerg Sommer, pursuant to an unsecured promissory note due on demand that carries a 10% interest rate.

Common Stock Sales

On October 2, 2023, the Company sold 1,000,000 shares of common stock at a price of $0.10 per share for total cash proceeds of $100,000.

Common Stock Issued for Services

On October 4, 2023, the Company issued 572,083 shares of common stock to ClearThink Capital Partners, LLC, for services provided. The aggregate fair value of the common stock was $51,487, based on the closing price of the Company’s common stock on the date of grant.

Note 23 – Subsequent Events

Series A Preferred Stock Sales

On various dates between January 4, 2023 and April 3, 2023, the Company received total proceeds of $250,000 from the sale of 25,000 units, consisting in the aggregate of 25,000 shares of series A preferred stock and five-year warrants to purchase an aggregate 2,500,000 shares of common stock at an exercise price of $0.25 per share to four accredited investors. The proceeds received were allocated between the Series A Preferred Stock and warrants on a relative fair value basis.

Common Stock Sales

On February 14, 2023, the Company sold 3,000,000 shares of common stock at a price of $0.10 per share for total cash proceeds of $300,000.

Common Stock Issued for Services, Consultants

On January 1, 2023, the Company issued 4,500 shares of series A preferred stock in consideration of consulting services. The fair value of the shares was $45,000, based on recent sales prices of the Company’s series A preferred stock on the date of grant.